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                                                                   EXHIBIT 10.52

                                                ANNEX C
                                                to
                                                CREDIT SUISSE FIRST BOSTON
                                                LETTER OF CREDIT
                                                No. TS-07001786

                              REDUCTION CERTIFICATE

Credit Suisse First Boston
Eleven Madison Avenue
New York, New York 10010
Attention: Trade Services Department, 10th Floor

      Re:   Irrevocable Letter of Credit No. TS-07001786

Ladies and Gentlemen:

      The undersigned, a duly authorized officer of Crown Media Holdings, Inc., the Beneficiary under that Irrevocable Standby Letter of Credit No. TS-07001786 dated October 3, 2001 (the "Letter of Credit"), issued by Credit Suisse First Boston, in favor of the Beneficiary, hereby consents to the reduction of the amount of that Letter of Credit by $75,000,000 from $150,000,000 to $75,000,000.

      IN WITNESS WHEREOF, this Certificate has been executed this 21st day of December 2001.

                                           CROWN MEDIA HOLDINGS, INC.


                                           By: /s/ William Aliber
                                              ----------------------------------

                                           Name: William Aliber

                                           Title:  Chief Financial Officer

      Consented to this 21st day of December by

                                           JPMORGAN CHASE BANK (formerly
                                           known as THE CHASE MANHATTAN
                                           BANK), As Agent


                                           By: /s/ Garrett J. Verdone
                                              ----------------------------------
                                           Name:   Garrett J. Verdone
                                                --------------------------------

                                           Title:  Senior Vice President
                                                 -------------------------------


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